MUNIYIELD
FLORIDA
INSURED FUND








FUND LOGO








Annual Report

October 31, 1996




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011



MuniYield Florida Insured Fund


TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Shares of MuniYield Florida Insured Fund earned $0.843 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.53%, based on a month-end per share net asset value of $15.25. Over the same period, the total investment return on the Fund's Common Shares was +7.18%, based on a change in per share net asset value from $15.16 to $15.25, and assuming reinvestment of $0.844 per share income dividends and $0.065 per share capital gains distributions.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Shares was +6.37%, based on a change in per share net asset value from $14.76 to $15.25, and assuming reinvestment of $0.413 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Shares had an average yield of 3.45%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered upon the strong employment growth seen in April and June, and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period, falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term, tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
Our investment strategy for MuniYield Florida Insured Fund shifted dramatically during the past 12 months. We began the year ended October 31, 1996 optimistic about the interest rate outlook because of slow economic growth and low inflation. This strategy proved successful as the bond market rallied into January 1996. Unfortunately, our portfolio strategy remained constructive during February and early March while interest rates began to rise. We reversed course and became extremely defensive, seeking to protect the Fund from the significant backup in interest rates that brought the 30-year Treasury bond to 6.90% by the end of March. Since that time we successfully utilized the trading range that confined the bond market, enabling the Fund to realize an attractive total return.

Currently, we are cautious on the interest rate outlook. There is a considerable amount of good news priced into the market, and any surprises, such as a stronger economy or larger employment increases, could cause interest rates to increase substantially. We will focus on purchasing higher-coupon bonds that are less sensitive to interest rate volatility in an effort to enhance tax-exempt income to the Fund's Common Shareholders while seeking to protect its net asset value. The interest rate on the Fund's Auction Market Preferred Shares, which averaged approximately 3.40% over the past year, continued to benefit the Fund's Common Shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will diminish and, as a result, reduce the yield of the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.

In Conclusion
We appreciate your ongoing interest in MuniYield Florida Insured
Fund, and we look forward to serving your investment needs in the months and years to come.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Robert A. DiMella)
Robert A. DiMella
Portfolio Manager

December 4, 1996



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield
Florida Insured Fund Common Shareholders voted on the following proposals. The proposals were approved at a special shareholders'
meeting on September 9, 1996. The description of each proposal and number of shares voted are as follows:
                                                                         Shares       Shares Voted
                                                                       Voted For    Without Authority
1.To elect the Fund's Board of Trustees:   Edward H. Meyer             7,975,766        137,576
                                           Jack B. Sunderland          7,979,099        134,243
                                           J. Thomas Touchton          7,979,099        134,243
                                           Arthur Zeikel               7,977,599        135,743

                                                               Shares        Shares Voted      Shares Voted
                                                              Voted For        Against           Abstain
2.To ratify the selection of Deloitte & Touche LLP
  as the Fund's independent auditors for the current
  fiscal year.                                               7,893,905          15,357           204,080

During the six-month period ended October 31, 1996, MuniYield
Florida Insured Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 6, 1996. The description of each proposal and number of shares voted are as follows:

                                                                         Shares       Shares Voted
                                                                       Voted For    Without Authority
1.To elect the Fund's Board of Trustees:   Donald Cecil                  2,146             0
                                           M. Colyer Crum                2,146             0
                                           Edward H. Meyer               2,146             0
                                           Jack B. Sunderland            2,146             0
                                           J. Thomas Touchton            2,146             0
                                           Arthur Zeikel                 2,146             0

                                                               Shares        Shares Voted      Shares Voted
                                                              Voted For        Against           Abstain
2.To ratify the selection of Deloitte & Touche LLP
  as the Fund's independent auditors for the current
  fiscal year.                                                  2,146             0                 0



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the benefici-aries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

Florida--98.9%
AAA      Aaa    $ 5,220   Atlantic Beach, Florida, Utilities System Revenue Bonds, 5.50% due
                          10/01/2025 (c)                                                                        $  5,116

AAA      Aaa      5,000   Auburndale, Florida, Water and Sewer Revenue Refunding Bonds, 5.25% due
                          12/01/2025 (a)                                                                           4,757

                          Boynton Beach, Florida, Utility System Revenue Refunding Bonds (b):
AAA      Aaa      3,375     6.25% due 11/01/2020                                                                   3,560
AAA      Aaa        700     6.25% due 11/01/2020 (h)                                                                 738

AAA      Aaa      3,500   Brevard County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                          (Holmes Regional Medical Center Project), 5.625% due 10/01/2014 (c)                      3,513

AAA      Aaa      3,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                          10/01/2024 (a)                                                                           3,197

                          Citrus County, Florida, PCR, Refunding (Florida Power Corp.-Crystal River) (c):
AAA      Aaa      2,100     Series A, 6.625% due 1/01/2027                                                         2,285
AAA      Aaa      6,500     Series B, 6.35% due 2/01/2022                                                          6,844

                          Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (c):
AAA      Aaa      5,000     (Miami International Airport), 5.75% due 10/01/2012                                    5,060
AAA      Aaa      2,650     6.55% due 10/01/2013                                                                   2,844
AAA      Aaa     12,715     6.60% due 10/01/2022                                                                  13,650

AAA      Aaa      4,500   Dade County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                          (Baptist Hospital of Miami Project), Series A, 5.75% due 5/01/2021 (c)(h)                4,505

AAA      Aaa      4,500   Dade County, Florida, School District, UT, 5.90% due 8/01/2001 (b)(d)                    4,780

AAA      Aaa     15,000   Dade County, Florida, Seaport, UT, 6.50% due 10/01/2001 (a)(d)                          16,486

                          Dade County, Florida, Special Obligation Refunding Bonds, Series B (a):
AAA      Aaa      9,605     6.021%** due 10/01/2015                                                                3,127
AAA      Aaa     14,755     6.50%** due 10/01/2030                                                                 1,772

A1+      VMIG1++    200   Dade County, Florida, Water and Sewer System Revenue Bonds, VRDN,
                          3.50% due 10/05/2022 (b)(e)                                                                200

AAA      Aaa      5,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                          (Multi-County Program), AMT, 7% due 4/01/2028 (f)(g)                                     5,335

BBB      Baa1     1,000   Escambia County, Florida, PCR (Champion International Corporation Project),
                          AMT, 6.90% due 8/01/2022                                                                 1,057


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thoudands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

Florida (continued)
AAA      Aaa    $ 1,150   Florida HFA (Brittany Rosemont Apartments), AMT, Series C-1, 6.75% due
                          8/01/2014 (a)                                                                         $  1,222

NR*      Aaa      1,860   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G1, 7.90% due
                          3/01/2022 (g)                                                                            1,965

AA       Aa       2,000   Florida State Board of Education (Capital Outlay), Series E, 5.70% due
                          6/01/2014                                                                                2,017

                          Florida State Board of Education, Public Education (Capital Outlay):
AA       Aa       3,000     Refunding, Series A, 7.25% due 6/01/2023                                               3,311
AAA      Aaa      2,000     Series A, 6.75% due 6/01/2001 (d)                                                      2,207

AAA      Aaa      1,790   Florida State Division, Board of Finance, Department of General Services
                          Revenue Bonds (Department of Natural Resource Preservation), Series 2000-A,
                          6.75% due 7/01/2013 (a)                                                                  1,964

AAA      Aaa      5,000   Florida State Municipal Power Agency Revenue Bonds (Stanton II Project), 6.50%
                          due 10/01/2002 (a)(d)                                                                    5,586

                          Florida State Turnpike Authority, Turnpike Revenue Bonds, Series A (b):
AAA      Aaa      5,000     (Department of Transportation), 5.50% due 7/01/2021                                    4,913
AAA      Aaa      9,000     Refunding, 5% due 7/01/2019                                                            8,278

AAA      Aaa      1,000   Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System-J.
                          Knox Village), 6.375% due 12/01/2012 (c)                                                 1,062

AAA      Aaa      1,100   Indian River County, Florida, Hospital District Revenue Refunding Bonds,
                          5.70% due 10/01/2015 (j)                                                                 1,107

AAA      Aaa      2,860   Indian River County, Florida, Water and Sewer Revenue Refunding Bonds,
                          Series A, 5.25% due 9/01/2020 (b)                                                        2,729

AAA      Aaa      2,000   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, 6.50% due
                          10/01/2013 (a)                                                                           2,174

AAA      NR*      2,500   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                          Series A, Sub-Series 3, AMT, 7.45% due 9/01/2027 (f)(g)                                  2,769

A-       A        5,000   Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg Regional Medical
                          Center Project), Series A, 6.125% due 7/01/2012                                          5,066

AAA      Aaa      1,000   Marion County, Florida, Hospital District Revenue Refunding Bonds (Monroe
                          Regional Medical Center), 6.25% due 10/01/2012 (b)                                       1,053

AAA      Aaa      2,500   Miami, Florida, Sanitation Sewer System, UT, 6.50% due 1/01/2015 (b)                     2,693

AAA      Aaa      2,515   North Miami Beach, Florida, UT, 6.30% due 2/01/2024 (b)                                  2,680

                          Orange County, Florida, Tourist Development, Tax Revenue Bonds (a):
AAA      Aaa      1,000     Refunding, Series A, 6.50% due 10/01/2010                                              1,090
AAA      Aaa      7,815     Series B, 6.50% due 10/01/2019                                                         8,500

SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thoudands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

Florida (concluded)
AAA      Aaa    $ 1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds,
                          7.20% due 6/01/2015 (b)                                                               $  1,814

AAA      Aaa      2,000   Palm Beach County, Florida, Solid Waste Authority, Revenue Refunding and
                          Improvement Bonds, 6.25% due 12/01/2008 (c)                                              2,165

A1       VMIG1++  2,500   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                          (Pooled Hospital Loan Program), DATES, 3.65% due 12/01/2015 (e)                          2,500

A1+      VMIG1++    600   Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light Co.
                          Project), VRDN, 3.60% due 1/01/2026 (e)                                                    600

AAA      Aaa      4,060   Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds
                          (Allegheny Health System), Series A, 7% due 12/01/2015 (c)                               4,528

AAA      Aaa      4,920   Sarasota County, Florida, Utility System Revenue Bonds, 6.50% due 10/01/2004
                          (b)(d)                                                                                   5,557

AAA      Aaa      4,630   Seminole County, Florida, School Board, COP, Refunding, Series A, 5.25% due
                          7/01/2021 (c)                                                                            4,420

AAA      Aaa      2,250   South Broward Hospital District, Florida, Revenue Bonds, RIB, Series C, 9.389%
                          due 5/01/2001 (a)(d)(k)                                                                  2,706

AAA      Aaa      2,275   South Florida, Water Management District, Special Obligation Land Aquisition
                          Bonds, 6% due 10/01/2015 (a)                                                             2,344

AAA      Aaa      2,700   Sumter County, Florida, Capital Improvement Revenue Refunding Bonds,
                          5% due 6/01/2024 (c)(i)                                                                  2,446

AAA      Aaa      5,000   Sunrise, Florida, Utility System Revenue Bonds, Series A, 5.75% due
                          10/01/2026 (a)                                                                           5,012

Total Investments (Cost--$176,904)--98.9%                                                                        185,304

Other Assets Less Liabilities--1.1%                                                                                2,016
                                                                                                                --------
Net Assets--100.0%                                                                                              $187,320
                                                                                                                ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)MBIA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)Escrowed to Maturity.
(i)Bank Qualified.
(j)FSA Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$176,903,635) (Note 1a)                         $185,303,801
                    Cash                                                                                          15,728
                    Interest receivable                                                                        2,247,717
                    Deferred organization expenses (Note 1e)                                                       7,863
                    Prepaid expenses and other assets                                                              7,241
                                                                                                            ------------
                    Total assets                                                                             187,582,350
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $     81,976
                      Investment adviser (Note 2)                                                79,001          160,977
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       101,000
                                                                                                            ------------
                    Total liabilities                                                                            261,977
                                                                                                            ------------

Net Assets:         Net assets                                                                              $187,320,373
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,400
                      shares of AMPS* issued and outstanding at $25,000 per
                      share liquidation preference)                                                         $ 60,000,000
                      Common Shares, par value $.10 per share (8,350,463
                      shares issued and outstanding)                                       $    835,046
                    Paid-in capital in excess of par                                        116,287,758
                    Undistributed investment income--net                                        929,368
                    Undistributed realized capital gains on investments--net                    868,035
                    Unrealized appreciation on investments--net                               8,400,166
                                                                                           ------------
                    Total--Equivalent to $15.25 net asset value per Common
                    Share (market price--$14.125)                                                            127,320,373
                                                                                                            ------------
                    Total capital                                                                           $187,320,373
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 10,437,767
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    929,974
                    Commission fees (Note 4)                                                    152,256
                    Professional fees                                                            68,939
                    Accounting services (Note 2)                                                 57,900
                    Transfer agent fees                                                          36,887
                    Printing and shareholder reports                                             27,917
                    Trustees' fees and expenses                                                  22,849
                    Listing fees                                                                 16,676
                    Custodian fees                                                               13,487
                    Amortization of organization expenses (Note 1e)                               7,885
                    Pricing fees                                                                  7,501
                    Other                                                                        15,463
                                                                                           ------------
                    Total expenses                                                                             1,357,734
                                                                                                            ------------
                    Investment income--net                                                                     9,080,033
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,594,504
Unrealized          Change in unrealized appreciation on investments--net                                     (1,157,546)
Gain (Loss) on                                                                                              ------------
Investments--Net
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 10,516,991
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  9,080,033     $  9,334,176
                    Realized gain on investments--net                                         2,594,504          315,997
                    Change in unrealized appreciation/depreciation on investments--net       (1,157,546)      11,706,927
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     10,516,991       21,357,100
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (7,047,040)      (7,021,495)
Shareholders          Preferred Shares                                                       (1,997,712)      (2,218,860)
(Note 1f):          Realized gain on investments--net:
                      Common Shares                                                            (540,567)              --
                      Preferred Shares                                                         (168,552)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,753,871)      (9,240,355)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                                763,120       12,116,745
                    Beginning of year                                                       186,557,253      174,440,508
                                                                                           ------------     ------------
                    End of year*                                                           $187,320,373     $186,557,253
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    929,368     $    894,087
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                From the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 30,
from information provided in the financial statements.                            For the Year Ended           1992++ to
                                                                                      October 31,               Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.16   $  13.70  $  16.56  $  14.14   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.08       1.12      1.13      1.12         --
                    Realized and unrealized gain (loss) on
                    investments--net                                       .17       1.45     (2.70)     2.48         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.25       2.57     (1.57)     3.60         --
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.84)      (.84)     (.91)     (.85)        --
                      Realized gain on investments--net                   (.06)        --      (.15)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                          (.90)      (.84)    (1.06)     (.85)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Shares                                           --         --        --        --       (.04)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:++++
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.24)      (.27)     (.20)     (.19)        --
                        Realized gain on investments--net                 (.02)        --      (.03)       --         --
                      Capital charge resulting from issuance
                      of Preferred Shares                                   --         --        --      (.14)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.26)      (.27)     (.23)     (.33)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.25   $  15.16  $  13.70  $  16.56   $  14.14
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.125   $  13.50  $ 11.375  $ 16.875   $  15.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     11.48%     26.46%   (27.46%)   18.78%       .00%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   7.18%     17.91%   (10.98%)   23.65%      (.28%)+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .73%       .75%      .75%      .66%         --
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .73%       .75%      .75%      .72%         --
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.88%      5.18%     4.99%     5.09%         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                          $127,320   $126,557  $114,441  $137,908   $116,199
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                             $ 60,000   $ 60,000  $ 60,000  $ 60,000         --
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 156.11%    107.90%    51.81%    18.51%         --
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,122   $  3,109  $  2,907  $  3,298         --
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    832   $    925  $    688  $    662         --
On Preferred Shares                                                   ========   ========  ========  ========   ========
Outstanding:++++++

                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Shares were issued on November 19, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $277,673,889 and $275,073,141, respectively.

Net realized and unrealized gains as of October 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 1,188,341    $ 8,400,166
Financial futures contracts         1,406,163             --
                                  -----------    -----------
Total                             $ 2,594,504    $ 8,400,166
                                  ===========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $8,400,166, of which $8,412,409 related to appreciated securities and $12,243 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $176,903,635.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of capital shares, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
For the year ended October 31, 1996, shares issued and outstanding remained constant at 8,350,463. At October 31, 1996, total paid-in capital amounted to $117,122,804.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.35%.

As of October 31, 1996, there were 2,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $69,655 as commissions.

5. Subsequent Event:
On November 8, 1996, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.071754 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Insured Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period October 30, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Insured Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Florida Insured Fund during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following summarizes the per share capital gain distributions paid by the Fund during the year:

                                                 Payable          Long-Term
                                                  Date          Capital Gains

Common Shareholders                             12/28/95         $ 0.064735

Preferred Shareholders                          11/28/95         $29.27
                                                12/05/95         $29.27
                                                12/12/95         $11.69

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MFT